File Number: 333-42105
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933




                                                           October 25, 2012



				Pioneer Independence Fund

                Supplement to the May 1, 2012 Prospectus, as in effect and as may be amended from time to time


Effective November 1, 2012, the following replaces the information in the sections indicated.

Fund summary

The following replaces the information in the "Management" chart:

Portfolio management   Andrew Acheson, senior vice president of Pioneer
                       (portfolio manager of the fund since 2001).


Management

The following replaces the first paragraph in the subsection entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Andrew Acheson (portfolio manager of the fund since 2001). The portfolio manager may draw upon the research and investment management expertise of the research team, which provides fundamental and quantitative research on companies on a global basis and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Acheson, senior vice president of Pioneer, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994.





                                                                 26095-00-1012
                                      (c) 2012 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds
                                                                   Member SIPC